Exhibit 99.5

SIXTH SUPPLEMENTAL INDENTURE (this “Sixth Supplemental Indenture”) dated as of April 16, 2009, among TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (the “Company”), TIME WARNER INC., a
Delaware corporation (“TWX”), AOL LLC, a Delaware limited liability company (“AOL”), HISTORIC TW INC., a Delaware corporation (“HTW”), and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York) (successor as trustee to The Chase Manhattan Bank (formerly known as Chemical Bank) (successor as trustee to The First National
Bank of Boston)), a New York banking corporation, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS the Company has executed and delivered to the Trustee an Indenture, dated as of May 15, 1993 (including the Company’s Standard Multiple Series Indenture Provisions dated May 15, 1993 incorporated therein by reference) (the “Original Indenture”), as amended from time to time, including by way of the First Supplemental Indenture, dated as of October 10, 1996, among the Company, HTW (in its own capacity and not as successor to Time Warner Companies, Inc. (“TWCI”)) and the Trustee (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of December 5, 1997, among the Company, HTW (in its own capacity and as successor to TWCI) and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of March 17, 1998, among the Company, HTW (in its own capacity and as successor to TWCI) and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of January 11, 2001, among the Company, TWX, AOL, HTW (in its own capacity and as successor to TWCI) and the Trustee (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture dated as of February 23, 2009, among the Company, HTW (in its own capacity and as successor to TWCI), TWX, AOL and the Trustee (the “Fifth Supplemental Indenture”) and including with respect to the one outstanding series of securities, the terms of such securities established, as contemplated by Section 301 of the Original Indenture, pursuant to the Officers’ Certificate, dated as of July 8, 1993, pursuant to which the Company issued its 8⅜% Senior Notes due 2013 in the principal amount of $300,000,000 (the Original Indenture, as so amended,  is herein called the “Indenture”), providing for the issuance and sale by the Company from time to time of its senior debt securities (the “Securities”, which term shall include any Securities issued under the Indenture after the date hereof);

WHEREAS HTW has, by way of the First Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of the Company under the Indenture (the “Initial HTW Guarantee”);

WHEREAS TWCI had, by way of the Second Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of the Company under the Indenture (the “TWCI Guarantee”);

WHEREAS HTW has, by way of the Third Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of TWCI under the TWCI Guarantee (the “Additional HTW Guarantee”);

WHEREAS, pursuant to a certificate of ownership and merger to be filed with the Secretary of State of the State of Delaware, TWCI merged with and into HTW on February 24, 2009, with HTW being the surviving corporation, and HTW, by way of the Fifth Supplemental Indenture, assumed all the obligations of TWCI under the TWCI Guarantee (such assumed TWCI Guarantee, together with the Initial HTW Guarantee and the Additional HTW Guarantee, the “HTW Guarantees”);

WHEREAS AOL has, by way of the Fourth Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of HTW under the Initial HTW Guarantee and the Additional HTW Guarantee (the “AOL Guarantee”) and extended to the Holders of Securities certain rights and privileges in connection with the AOL Guarantee;

WHEREAS TWX has, by way of the Fourth Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of (a) AOL under the AOL Guarantee and (b) HTW under the Initial HTW Guarantee and the Additional HTW Guarantee (together, the “TWX Guarantee”) and extended to the Holders of Securities certain rights and privileges in connection with the TWX Guarantee;

WHEREAS clauses (a) and (b) of Section 1009 of the Indenture provide that AOL is, by virtue of the AOL Guarantee, restricted under the Indenture from conveying or transferring its properties and assets substantially as an entirety, except under certain limited circumstances;

WHEREAS TWX, acting on behalf of the Company, has solicited consents from the Holders of Securities (the “Solicitation”) for the purpose of adopting certain proposed amendments to the Indenture which provide that the provisions of clauses (a) and (b) of Section 1009 of Article 10 shall not apply to a conveyance or transfer by AOL of its properties and assets substantially as an entirety unless such conveyance or transfer constitutes a conveyance or transfer of the properties and assets of the Company, TWX, AOL and HTW and their respective subsidiaries, taken as a whole, substantially as an entirety (the “Proposed Amendments”);

WHEREAS Section 902 of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and with the consent of the Holders of not less than a majority of the outstanding principal amount of all series of Securities issued under the Indenture voting together as a single class, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of modifying in any manner the rights of the Holders of the Securities;

WHEREAS TWX, acting on behalf of the Company, has obtained and delivered to the Trustee evidence of the requisite consents of Holders of the Securities to effect the Proposed Amendments under the Indenture;

WHEREAS, pursuant to the adoption of the Proposed Amendments, TWX has agreed that, in connection with (and only in connection with), the conveyance or transfer by AOL of its properties and assets substantially as an entirety, TWX shall cause its wholly owned subsidiary, Home Box Office, Inc., a Delaware corporation (“HBO”), to issue an unconditional and irrevocable guarantee of all the monetary obligations of HTW under the HTW Guarantees (including obligations to the Trustee thereunder) and of the full and punctual performance within applicable grace periods of all other obligations of HTW under the HTW Guarantees (the “HBO Guarantee”);

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WHEREAS Section 901(9) of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of adding to the rights of the Holders of the Securities;

WHEREAS the Company, TWX, AOL and HTW have duly authorized the execution and delivery of this Sixth Supplemental Indenture, subject to the terms and conditions described herein; and

WHEREAS the Company, TWX, AOL and HTW have requested that the Trustee execute and deliver this Sixth Supplemental Indenture, and all requirements necessary to make this Sixth Supplemental Indenture a valid instrument in accordance with its terms and to give effect to the Proposed Amendments and the execution and delivery of this Sixth Supplemental Indenture have been duly authorized in all respects.

NOW, THEREFORE, the Company, TWX, AOL, HTW and the Trustee hereby agree that the following Sections of this Sixth Supplemental Indenture supplement the Indenture with respect to Securities issued thereunder:

SECTION 1.  Definitions.  (a) Unless otherwise provided herein, the capitalized terms used and not defined herein have the meanings ascribed to such terms in the Indenture.

(b) Section 101 of the Indenture is hereby supplemented to add the following definitions:

““AOL” means AOL LLC (formerly known as America Online, Inc.), a Delaware limited liability company, defined in the Fifth Supplemental Indenture as “AOL” and formerly defined in the Fourth Supplemental Indenture as “America Online”. All references to “America Online” under the Indenture are deemed to be references to AOL.”

““HBO” means Home Box Office, Inc., a Delaware corporation.”

““HTW” means Historic TW Inc. (formerly known as Time Warner Inc.), a Delaware corporation, formerly defined as “TWI”. All references to “TWI” under the Indenture are deemed to be references to HTW.”

““TWX” means Time Warner Inc. (formerly known as AOL Time Warner Inc.), a Delaware corporation, defined in the Fifth Supplemental Indenture as “TWX” and formerly defined in the Fourth Supplemental Indenture as “AOL Time Warner”. All references to “AOL Time Warner” in the Indenture are deemed to be references to TWX.”

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SECTION 2.  Amendment to Covenants.  Section 1009 of Article 10 of the Indenture is hereby supplemented and amended by adding thereto at the end thereof the following clause (c):

“(c) Certain AOL Conveyances or Transfers.  Notwithstanding the foregoing, subject to the prior or concurrent issuance of the HBO Guarantee as set forth elsewhere herein, the provisions of clauses (a) and (b) of this Section 1009 shall not apply to a conveyance or transfer by AOL of its properties and assets substantially as an entirety unless such conveyance or transfer constitutes a conveyance or transfer of the properties and assets of the Company, TWX, AOL and HTW and their respective Subsidiaries, taken as a whole, substantially as an entirety.”

SECTION 3.  HBO Guarantee.  TWX hereby undertakes that, in connection with (and only in connection with), the conveyance or transfer by AOL of its properties and assets substantially as an entirety, TWX shall cause HBO to issue an unconditional and irrevocable guarantee of all the monetary obligations of HTW under the HTW Guarantees (including obligations to the Trustee thereunder) and of the full and punctual performance within applicable grace periods of all other obligations of HTW under the HTW Guarantees pursuant to a supplemental indenture to be executed by the parties thereto prior to, or concurrently with, the conveyance or transfer by AOL of its properties and assets substantially as an entirety, which supplemental indenture shall be substantially in the form set forth in Annex A to this Sixth Supplemental Indenture, with such technical modifications as are satisfactory to the Trustee.

SECTION 4.  This Sixth Supplemental Indenture.  This Sixth Supplemental Indenture shall be construed as supplemental to the Indenture and shall form a part of it, and the Indenture is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

SECTION 5.  GOVERNING LAW.  THIS SIXTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  Counterparts.  This Sixth Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

SECTION 7.  Headings.  The headings of this Sixth Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 8.  Trustee Not Responsible for Recitals.  The recitals herein contained are made by the Company, TWX, AOL and HTW and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Sixth Supplemental Indenture.

SECTION 9.  Separability.  In case any one or more of the provisions contained in this Sixth Supplemental Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Sixth Supplemental Indenture or of the Securities, but this Sixth Supplemental Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.

TURNER BROADCASTING SYSTEM, INC.

By:	/s/ Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Senior Vice President and Assistant Treasurer

HISTORIC TW INC.

By:	/s/ Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Senior Vice President and Treasurer

TIME WARNER INC.

By:	/s/ Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Senior Vice President and Treasurer

AOL LLC

By:	/s/ Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Vice President and Assistant Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Timothy W. Casey
Name: Timothy W. Casey
Title: Assistant Treasurer

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Annex A

______ SUPPLEMENTAL INDENTURE (this “                  Supplemental  Indenture”) dated as of _________, 20__, among TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (the “Company”), TIME WARNER INC., a Delaware corporation (“TWX”), AOL LLC, a Delaware limited liability company (“AOL”), HISTORIC TW INC., a Delaware corporation (“HTW”), HOME BOX OFFICE, INC., a Delaware corporation (“HBO”), and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York) (successor as trustee to The Chase Manhattan Bank (formerly known as Chemical Bank) (successor as trustee to The First National Bank of Boston)), a New York banking corporation, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS the Company has executed and delivered to the Trustee an Indenture, dated as of May 15, 1993 (including the Company’s Standard Multiple Series Indenture Provisions dated May 15, 1993 incorporated therein by reference) (the “Original Indenture”), as amended from time to time, including by way of the First Supplemental Indenture, dated as of October 10, 1996, among the Company, HTW (in its own capacity and not as successor to Time Warner Companies, Inc. (“TWCI”)) and the Trustee (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of December 5, 1997, among the Company, HTW (in its own capacity and as successor to TWCI) and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of March 17, 1998, among the Company, HTW (in its own capacity and as successor to TWCI) and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of January 11, 2001, among the Company, TWX, AOL, HTW (in its own capacity and as successor to TWCI) and the Trustee (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture dated as of February 23, 2009, among the Company, HTW (in its own capacity and as successor to TWCI), TWX, AOL and the Trustee (the “Fifth Supplemental Indenture”), the Sixth Supplemental Indenture, dated as of April 16, 2009, among the Company, TWX, AOL, HTW (in its own capacity and as successor to TWCI) and the Trustee (the “Sixth Supplemental Indenture”) [DESCRIBE ADDITIONAL SUPPLEMENTAL INDENTURES (IF ANY)] and including with respect to the one outstanding series of securities, the terms of such securities established, as contemplated by Section 301 of the Original Indenture, pursuant to the Officers’ Certificate, dated as of July 8, 1993, pursuant to which the Company issued its 8⅜% Senior Notes due 2013 in the principal amount of $300,000,000 (the Original Indenture, as so amended,  is herein called the “Indenture”), providing for the issuance and sale by the Company from time to time of its senior debt securities (the “Securities”, which term shall include any Securities issued under the Indenture after the date hereof);

WHEREAS HTW has, by way of the First Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of the Company under the Indenture (the “Initial HTW Guarantee”);

WHEREAS TWCI had, by way of the Second Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of the Company under the Indenture (the “TWCI Guarantee”);

WHEREAS HTW has, by way of the Third Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of TWCI under the TWCI Guarantee (the “Additional HTW Guarantee”);

WHEREAS, pursuant to a certificate of ownership and merger to be filed with the Secretary of State of the State of Delaware, TWCI merged with and into HTW on February 24, 2009, with HTW being the surviving corporation, and HTW, by way of the Fifth Supplemental Indenture, assumed all the obligations of TWCI under the TWCI Guarantee (such assumed TWCI Guarantee together with the Initial HTW Guarantee and the Additional HTW Guarantee, the “HTW Guarantees”);

WHEREAS AOL has, by way of the Fourth Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of HTW under the Initial HTW Guarantee and the Additional HTW Guarantee (the “AOL Guarantee”) and extended to the Holders of Securities certain rights and privileges in connection with the AOL Guarantee;

WHEREAS TWX has, by way of the Fourth Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of (a) AOL under the AOL Guarantee and (b) HTW under the Initial HTW Guarantee and the Additional HTW Guarantee (together, the “TWX Guarantee”) and extended to the Holders of Securities certain rights and privileges in connection with the TWX Guarantee;

WHEREAS clause (c) of Section 1009 of Article 10 of the Indenture provides that clauses (a) and (b) of Section 1009 of Article 10 shall not apply to a conveyance or transfer by AOL of its properties and assets substantially as an entirety unless such conveyance or transfer constitutes a conveyance or transfer of the properties and assets of the Company, TWX, AOL and HTW and their respective Subsidiaries, taken as a whole, substantially as an entirety;

WHEREAS TWX has, by way of Section 3 of the Sixth Supplemental Indenture, agreed that, in connection with (and only in connection with), the conveyance or transfer by AOL of its properties and assets substantially as an entirety, TWX shall cause HBO, its wholly owned subsidiary, to issue an unconditional and irrevocable guarantee of all the monetary obligations of HTW under the HTW Guarantees (including obligations to the Trustee thereunder) and of the full and punctual performance within applicable grace periods of all other obligations of HTW under the HTW Guarantees (the “HBO Guarantee”);

WHEREAS AOL has conveyed or transferred, or intends to convey or transfer, its properties and assets substantially as an entirety;

WHEREAS HBO desires to issue the HBO Guarantee, subject to the terms and conditions set forth in this ______ Supplemental Indenture;

WHEREAS Section 901(3) of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of adding additional Events of Default in respect of the Securities;

WHEREAS Section 901(9) of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of adding to the rights of the Holders of the Securities;

WHEREAS the Company, TWX, AOL, HTW and HBO have duly authorized the execution and delivery of this ______ Supplemental Indenture, subject to the terms and conditions described herein; and

WHEREAS the Company, TWX, AOL, HTW and HBO have requested that the Trustee execute and deliver this ______ Supplemental Indenture, and all requirements necessary to make this ______ Supplemental Indenture a valid instrument in accordance with its terms and to make the HBO Guarantee a valid obligation of HBO, and the execution and delivery of this ______ Supplemental Indenture, have been duly authorized in all respects.

NOW, THEREFORE, the Company, TWX, AOL, HTW, HBO and the Trustee hereby agree that this ______ Supplemental Indenture supplements the Indenture with respect to Securities issued thereunder:

SECTION 1.  Definitions.  Unless otherwise provided herein, the capitalized terms used and not defined herein have the meanings ascribed to such terms in the Indenture.

SECTION 2.  The HBO Guarantee.  (a)  HBO irrevocably and unconditionally guarantees, to each Holder of Securities (including each Holder of Securities issued under the Indenture after the date of this ______ Supplemental Indenture) and to the Trustee and its successors and assigns, (i) the full and punctual payment of all monetary obligations of HTW under the HTW Guarantees (including obligations to the Trustee) and (ii) the full and punctual performance within applicable grace periods of all other obligations of HTW under the HTW Guarantees.  HBO further agrees that its obligations hereunder shall be unconditional irrespective of the absence or existence of any action to enforce the same, the recovery of any judgment against the Company, TWX, AOL, HTW or HBO (except to the extent such judgment is paid) or any waiver or amendment of the provisions of the Indenture or the Securities to the extent that any such action or any similar action would otherwise constitute a legal or equitable discharge or defense of a guarantor (except that such waiver or amendment shall be effective in accordance with its terms).

(b) HBO further agrees that the HBO Guarantee constitutes a guarantee of payment, performance and compliance and not merely of collection.

(c) HBO further agrees to waive presentment to, demand of payment from and protest to the Company of any of the TWX Guarantee, the AOL Guarantee, the HTW Guarantees or the HBO Guarantee, and also waives diligence, notice of acceptance of the HBO Guarantee, presentment, demand for payment, notice of protest for nonpayment, the filing of claims with a court in the event of merger or bankruptcy of the Company and any right to require a proceeding first against the Company or any other Person.  The obligations of HBO shall not be affected by any failure or policy on the part of the Trustee to exercise any right or remedy under the Indenture or the Securities of any series.

(d) The obligation of HBO to make any payment under the HBO Guarantee may be satisfied by causing the Company, TWX, AOL or HTW to make such payment.  If any Holder of any Security or the Trustee is required by any court or otherwise to return to the Company, TWX, AOL, HBO or HTW, or any custodian, trustee, liquidator or other similar official acting in relation to any of the Company, TWX, AOL, HBO or HTW, any amount paid by any of the foregoing to the Trustee or such Holder, the HBO Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

(e) HBO also agrees to pay any and all costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or any Holder of Securities in enforcing any of their respective rights under the HBO Guarantee.

(f) Any term or provision of this ______ Supplemental Indenture to the contrary notwithstanding, the maximum aggregate amount of the HBO Guarantee shall not exceed the maximum amount that can be hereby guaranteed without rendering this ______ Supplemental Indenture, as it relates to HBO, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

SECTION 3.  Additional Events of Default.  Clause (j) of Section 501 of the Indenture is hereby supplemented and amended to read in its entirety as follows:

“(j) default under any bond, debenture, note, guarantee or other evidence of indebtedness for money borrowed by TWX, AOL, HTW or HBO (including a default with respect to a guarantee of the Securities of any series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by TWX, AOL, HTW or HBO, whether such indebtedness now exists or shall hereafter be created, which default (i) shall constitute a failure to pay the principal of such indebtedness having an outstanding principal amount in excess of $50 million in the aggregate when due and payable at the final (but not any interim) maturity thereof after the expiration of any applicable grace period with respect thereto and the holders of such indebtedness shall not have waived such default or (ii) shall have resulted in such indebtedness having an outstanding principal amount in excess of $50 million in the aggregate becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, in either case without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 60 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default and requiring TWX, AOL, HTW or HBO to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a ‘Notice of Default’ hereunder.”

SECTION 4.  Amendments to Covenants.  Clauses (a) and (b) of Section 1009 of the Indenture are hereby supplemented and amended to read in their entirety as follows:

“SECTION 1009.  Consolidation, Merger, Conveyance or Transfer by TWX, AOL, HTW or HBO on Certain Terms.  (a)  None of TWX, AOL, HTW or HBO shall consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

(1) the corporation formed by such consolidation or into which TWX, AOL, HTW or HBO is merged or the Person which acquires by conveyance or transfer the properties and assets of TWX, AOL, HTW or HBO substantially as an entirety shall be organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of the obligations of TWX, AOL, HTW or HBO, as the case may be, under this Indenture;

(2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

(3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

(b)  Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of TWX, AOL, HTW or HBO, as the case may be, substantially as an entirety in accordance with paragraph (a) of this Section, the successor Person formed by such consolidation or into which TWX, AOL, HTW or HBO, as the case may be, is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of TWX, AOL, HTW or HBO, as applicable under the Indenture with the same effect as if such successor had been named as TWX, AOL, HTW or HBO, as applicable herein.  In the event of any such conveyance or transfer, the predecessor shall be discharged from all obligations and covenants under the Indenture and the Securities and may be dissolved, wound up or liquidated at any time thereafter.”

SECTION 5.  Supplemental Indentures. Clauses (1) and (2) of Section 901 of the Indenture are hereby supplemented and amended to read in their entirety as follows:

“(1) to evidence the succession of another corporation or Person to the Company, TWX, AOL, HTW or HBO, and the assumption by any such successor of the respective covenants of the Company, TWX, AOL, HTW or HBO herein and in the Securities contained;

(2) to add to the covenants of the Company, TWX, AOL, HTW or HBO or to surrender any right or power herein conferred upon the Company, TWX, AOL, HTW or HBO, for the benefit of the Holders of the Securities of any or all series (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series);”.

SECTION 6.  This ______  Supplemental Indenture.  This ______ Supplemental Indenture shall be construed as supplemental to the Indenture and shall form a part of it, and the Indenture is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

SECTION 7.  GOVERNING LAW.  THIS ______ SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.  Counterparts.  This ______ Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

SECTION 9.  Headings.  The headings of this ______ Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 10.  Trustee Not Responsible for Recitals.  The recitals herein contained are made by the Company, TWX, AOL, HBO and HTW and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this ______ Supplemental Indenture.

SECTION 11.  Separability.  In case any one or more of the provisions contained in this ______ Supplemental Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this ______ Supplemental Indenture or of the Securities, but this ______ Supplemental Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

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IN WITNESS WHEREOF, the parties hereto have caused this ______ Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.

TURNER BROADCASTING SYSTEM, INC.

By:
Name:
Title:

HISTORIC TW INC.

By:
Name:
Title:

TIME WARNER INC.

By:
Name:
Title:

HOME BOX OFFICE, INC.

By:
Name:
Title:

AOL LLC

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title: